UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                                NCRIC Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      0-25505                   52-2134774
-----------------------          ----------------          --------------------
(State or Other Jurisdiction    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


1115 30th Street, N.W., Washington, D.C.                        20007
-----------------------------------------                   -------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's
           Employee Benefit Plans

     On July 1, 2005, NCRIC Group, Inc. (the "Company") provided notice to all of its directors and executive officers of an upcoming blackout period under the Company's Profit Sharing Plan & Trust (the "401(k) Plan") due to the anticipated merger of the Company with ProAssurance Corporation. The blackout period is expected to begin on or about July 20, 2005 and end on or about August 16, 2005. This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the 401(k) Plan be given to directors and executive officers of the Company and also furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on July 1, 2005 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    NCRIC GROUP, INC.



DATE: July 1, 2005                 By:  /s/ R. Ray Pate, Jr.
                                        --------------------------------------
                                        R. Ray Pate, Jr.
                                        President and Chief Executive Officer